SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  DECEMBER 10, 2001
            ---------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                    NEWSEARCH, Inc.
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

          COLORADO                      000-30303              84-1522846
          --------                      ---------              ----------
       (State or other                  (File No.)            (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                      7706 East Napa Place, Denver Co 80237
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 771-0064


              2950 East Flamingo road, Suite G, Las Vegas, NV 89121
            ---------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                    NEWSEARCH, INC.

                      INFORMATION TO BE INCLUDED IN REPORT

                      ------------------------------------

Item 4. Changes in Registrant's Certifying Accountant

     On November 21, 2001, Newsearch,Inc. received notice from its independent accountants, G. Brad Beckstead, of his resignation from engagement as the companies independent public accountant.

     In connection with the audit of the fiscal year ended December 31,2000 and all accounting matters since inception, there were no disagreements between Newsearch, Inc, and G. Brad Beckstead on any matters of opinion, accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the two most recent fiscal years, there were no reportable events described under Item 304(a)(1)(iv) of Regulation S-B.

Item 5. Other Events

     On December 3, 2001, the Sole Director and President of the company, Joey Smith, appointed Irwin Krushansky to the Board Of Directors. At the same meeting, the Directors approved Irwin Krushansky to succeed Mr. Joey Smith as President of the company, On December 4, 2001, Mr. Smith resigned his position as a Director and President of Newsearch, Inc. Mr. Krushansky has changed the company address back to Colorado so as to be convenient with his domicile.


Attachment 1 - Resignation letter from G.Brad Beckstead.

                            Signatures

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

Thereunto duly authorized,

Dated: December 27, 2001                    Newsearch, Inc.

                                            By /s/ Irwin Krushansky
                                               ---------------------------------
                                                   Irwin Krushansky, President


Contact: Irwin Krushansky
Phone: (303) 771-0064

                                  Attachment 1


                               G. Brad Beckstead
                          Certified Public Accountant
                            330 E. Warm Springs Rd.
                              Las Vegas, NV 89119
                               702.257.1984 tel.
                                702.362.0540 fax




November 21, 2001

Board of Directors
Newsearch, Inc.
Las Vegas, NV

Gentlemen/Madams:

     This letter is formal notification of my resignation as Newsearch, Inc.'s Independent Certified Public Accountant.

                                             Sincerely,

                                             /s/  G.   Brad Beckstead, CPA